CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Executive Officer of Email Real Estate.com,
Inc. (the 'Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form
10-Q of the Company for the quarterly period ended
August 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 14, 2003

/s/Dan O'Meara,
Chairman and Chief Executive Officer




CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Financial Officer of Email Real Estate.com,
Inc. (the "Company"), hereby certify, that to the best of my knowledge, the Quarterly report on Form
10-Q of the Company for the quarterly period ended
August 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2003

 /s/Dan O'Meara
Dan O'Meara, President and Chief Financial Officer